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                       FIRST AMERICAN STRATEGY FUNDS, INC.
                    PROSPECTUS SUPPLEMENT DATED APRIL 1, 2008

This information supplements the Lifecycle Funds Prospectus of First American Strategy Funds, Inc., dated December 20, 2007. This supplement and the Prospectus constitute a current Prospectus. To request a copy of a Prospectus, please call 800 677-FUND.

THE FOLLOWING PARAGRAPHS ARE ADDED AT THE BEGINNING OF THE SECTION ENTITLED "POLICIES AND SERVICES - PURCHASING, REDEEMING, AND EXCHANGING SHARES - CHOOSING A SHARE CLASS" ON PAGE 14:

Effective at the close of business on or about June 30, 2008 (the "Closing Date"), no new or additional investments, including investments through any systematic investment plan, will be allowed in Class B shares of the First American funds, except through permitted exchanges. After the Closing Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another First American fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. For Class B shares outstanding as of the Closing Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged.

Class B shareholders wishing to make additional investments in the funds' shares after the Closing Date will be permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes. You should contact your financial intermediary or Investor Services at 800 677-FUND to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares, which will otherwise terminate on the Closing Date.

Please contact your financial intermediary or Investor Services with any questions.

THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER THE SECTION ENTITLED "POLICIES AND SERVICES -- MANAGING YOUR INVESTMENT -- DIVIDENDS AND DISTRIBUTIONS" ON PAGE 23:

Dividends from a fund's net investment income are declared and paid quarterly. Effective July 1, 2008, dividends from net investment income will be declared and paid annually for each fund. Any capital gains are distributed at least once each year.



                                                                       LIFECYCLE